Exhibit 19

                       Ford Credit Auto Loan Master Trust

Ford Motor Credit Company     Asset Backed Certificates           10/02/00 05:08 pm
Investor Reporting System  v2.7     Monthly Statement                09/00 Activity
----------------------------------------------------------------------------
 Principal Receivables                  FCARC                   Investor
                                        -------------------     -------------------
Beginning Principal Receivables           $4,663,020,229.70       $2,510,000,000.00
 Current Floating Allocation Pct.               65.00776633%            34.99223367%

Total Adj. Principal Collections          $2,238,675,891.24       $1,205,029,403.74

Principal Default Amounts                             $0.00                   $0.00
 As a Percentage of Collections                  0.00000000%             0.00000000%

Monthly Principal Amortized                                                   $0.00

Ending Principal Receivables              $4,848,945,573.11       $2,510,000,000.00
 New Floating Allocation Pct.                   65.89185264%            34.10814736%

Interest Collections                    FCARC                   Investor
                                        --------------------     -------------------
 Total Interest Collections                   $43,532,645.03          $23,432,653.87
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
 Early Amortization Triggered?                             Yes             No
                                                           ---             ---
  1.  Breach of covenants or agreements made in the                         x
      PSA and uncured for 45 days
  2.  Breach of any representation or warranty made                         x
      in the PSA and uncured for 60 days
  3.  Bankruptcy, insolvency or receivership of FMCC,                       x
      FCARC, or Ford
  4.  FCARC is an investment company within the                             x
      meaning of the ICA of 1940
  5.  Failure of FCARC to convey Receivables pursuant                       x
      to the PSA
  6.  Available Subordinated Amount has been reduced                        x
      to less than the Required Subordinated Amount
  7.  Servicer Default has occurred                                         x
  8.  Average monthly payment rate for past three                           x
      periods is less than 20%
  9.  Used vehicle percentage exceeds 10% for two                           x
      collection periods
 10.  Interest rate swap is terminated in accordance                        x
      with its terms
 11.  Outstanding principal amount of the certificates                      x
      is not repaid by the expected payment date



                      Ford Credit Auto Loan Master Trust

Ford Motor Credit Company     Asset Backed Certificates           10/02/00 05:08 pm
Investor Reporting System  v2.7     Monthly Statement                09/00 Activity
----------------------------------------------------------------------------
Principal Receivables                                          Trust Total
                                                               -------------------

Beginning Principal Receivables                                   $7,173,020,229.70
 Current Floating Allocation Percentage                                100.00000000%

Total Adjusted Principal Collections                              $3,443,705,294.98
 Payment Rate                                                                 48.01%
 Principal Collections                                            $2,978,542,777.21
 Principal Collection Adjustments                                   $465,147,020.77
 Principal Collections for Status Dealer Accounts                        $15,497.00

Principal Default Amounts                                                     $0.00
 As a Percentage of Collections                                          0.00000000%

Aggregate New Principal Receivables                               $3,629,630,638.39

Ending Principal Receivables                                      $7,358,945,573.11
 New Floating Allocation Percentage                                    100.00000000%

Interest Collections                                           Trust Total
                                                               -------------------
 Total Interest Collections                                           $66,965,298.90
  Interest Collections                                                $66,965,298.90
  Interest Collections for Status Dealer Accounts                              $0.00
  Recoveries on Receivables Written Off                                        $0.00

 Monthly Yield                                                                 11.20%

 Used Vehicle Principal Receivables Balance                          $135,244,598.04%
                                                                                1.84%

Status Dealer Accounts                                         Trust Total
                                                               -------------------
 Beginning Balance                                                       $396,009.09
  Principal Collections                                                   $15,497.00
  Principal Write Offs                                                         $0.00
  Interest Collections                                                         $0.00
 Ending Balance                                                          $380,512.09

 Subordination and Participation                                Trust Total
                                                                -------------------
 Incremental Subordinated Amount                                               $0.00
  Overconcentration Amount                                                     $0.00
  Installment Amount                                                           $0.00
  Other Ineligible Amounts                                                     $0.00
 Available Subordinated Amount                                       $278,888,888.89
 Required Subordinated Amount                                        $278,888,888.89

 Required Participation  4.00%                                       $100,400,000.00
 Required Participation and Subordinated Amount                      $379,288,888.89



                      Ford Credit Auto Loan Master Trust

Ford Motor Credit Company     Asset Backed Certificates           10/02/00 05:08 pm
Investor Reporting System  v2.7     Monthly Statement                09/00 Activity
----------------------------------------------------------------------------
 Current Participation Amount                                      $4,848,945,573.11
  Current Participation Percentage                                           1278.43%
 Current Participation Shortfall                                               $0.00

 Available Seller Collections                                      $2,282,208,536.27
 Subordinated Draw Amount                                                      $0.00
 Reserve Fund Deposit                                                          $0.00
 Available Seller Collections to FCARC                             $2,282,208,536.27



                      Ford Credit Auto Loan Master Trust

Ford Motor Credit Company     Asset Backed Certificates           10/02/00 05:08 pm
Investor Reporting System  v2.7     Monthly Statement                09/00 Activity
----------------------------------------------------------------------------
Series Allocations                                             1996-1
                                                               -------------------
 Certificates                                                        $800,000,000.00
  Current Floating Allocation Percentage                                 11.15290316%

 Total Adjusted Principal collections                                $384,073,116.73
 Principal Default Amounts                                                     $0.00
 Total Interest Collections                                            $7,468,574.94

Source and Use of Funds                                        1996-1
                                                               -------------------
  Investor Interest Funding Account Balance                            $7,468,574.94
  Investment and Net Swap Proceeds                                      ($897,222.22)
  Reserve Fund Balance                                                 $2,800,000.00
 Total Investor Collections and Reserve Fund                           $9,371,352.72

  Certificates Outstanding                                           $800,000,000.00
  Certificate Rate                                                            5.5000%
  Days in Interest Period                                                         30
 Current Interest Due                                                  $3,666,666.67
 Net Trust Swap Receipts not req. to be paid                                   $0.00
 Prior months Swap Receipts payable this month                                 $0.00
 Current Interest Paid                                                 $3,666,666.67
 Current Interest Shortfall                                                    $0.00

 Additional Interest Due                                                       $0.00
 Additional Interest Paid                                                      $0.00
 Additional Interest Shortfall                                                 $0.00

 Deferred Interest Due                                                         $0.00
 Deferred Interest Paid                                                        $0.00
 Deferred Interest Shortfall                                                   $0.00

 Servicing Fees Due FMCC  1.00%                                          $666,666.67
 Servicing Fees Paid                                                     $666,666.67
 Servicing Fees Shortfall                                                      $0.00

 Deferred Servicing Fees Due FMCC                                              $0.00
 Deferred Servicing Fees Paid                                                  $0.00
 Deferred Servicing Fees Shortfall                                             $0.00

  Reserve Fund Required Amount                                         $2,800,000.00
 Reserve Fund Deposit (Draw) Amount                                            $0.00

 Current Investor Default Amount Due                                           $0.00
 Current Investor Default Amount Paid                                          $0.00
 Current Investor Default Amount Shortfall                                     $0.00

 Deferred Investor Default Amount Due                                          $0.00
 Deferred Investor Default Amount Paid                                         $0.00
 Deferred Investor Default Amount Shortfall                                    $0.00

 Asset Composition Premium                                                     $0.00
 Excess Servicing (Deficiency) Amount                                  $2,238,019.38




                      Ford Credit Auto Loan Master Trust

Ford Motor Credit Company     Asset Backed Certificates           10/02/00 05:08 pm
Investor Reporting System  v2.7     Monthly Statement                09/00 Activity
----------------------------------------------------------------------------

Subordination and Participation                                1996-1
                                                               -------------------
 Incremental Subordinated Amount                                               $0.00
 Available Subordinated Amount                                        $88,888,888.89
 Required Subordinated Amount                                         $88,888,888.89

 Required Participation  4.00%                                        $32,000,000.00
 Required Participation and Subordinated Amount                      $120,888,888.89

 Subordinated Draw Amount                                                      $0.00
 Reserve Fund Deposit                                                          $0.00

 Reserve Fund Balance                                                  $2,800,000.00

 Controlled Distribution Amount                                                $0.00
 Principal Funding Account Balance                                             $0.00
 Excess Funding Account Balance                                                $0.00
 Principal Payment Amont                                                       $0.00
 Pool Factor                                                          1.000000000000

 Interest Funding Account Balance                                      $7,333,333.34
 Interest Payment Date?                                                            N
 Cum. Net Trust Swap Receipts not req. to be paid                              $0.00
 Interest Payment Amount Due                                                   $0.00
 Interest Payment Amount Paid                                                  $0.00
 Interest Payment Amount Shortfall                                             $0.00

 Distributions to Holders of Certificates                       1996-1
 (per $1,000 denomination certificate)                          -------------------
 Total Amount Distributed                                                $0.00000000
 Total Amount Allocable to Principal                                     $0.00000000
 Total Amount Allocable to Interest                                      $0.00000000



                      Ford Credit Auto Loan Master Trust

Ford Motor Credit Company     Asset Backed Certificates           10/02/00 05:08 pm
Investor Reporting System  v2.7     Monthly Statement                09/00 Activity
-----------------------------------------------------------------------------------
Series Allocations                                             1996-2
                                                               -------------------

 Certificates                                                        $960,000,000.00
  Current Floating Allocation Percentage                                 13.38348379%

 Total Adjusted Principal collections                                $460,887,740.08
 Principal Default Amounts                                                     $0.00
 Total Interest Collections                                            $8,962,289.93

Source and Use of Funds                                        1996-2
                                                               -------------------
  Investor Interest Funding Account Balance                            $8,962,289.93
  Investment and Net Swap Proceeds                                             $0.00
  Reserve Fund Balance                                                 $3,360,000.00
 Total Investor Collections and Reserve Fund                          $12,322,289.93

  Certificates Outstanding                                           $960,000,000.00
  Certificate Rate                                                            6.8100%
  Days in Interest Period                                                         31
 Current Interest Due                                                  $5,629,600.00
 Net Trust Swap Receipts not req. to be paid                             $152,933.33
 Prior months Swap Receipts payable this month                                 $0.00
 Current Interest Paid                                                 $5,476,666.67
 Current Interest Shortfall                                                    $0.00

 Additional Interest Due                                                       $0.00
 Additional Interest Paid                                                      $0.00
 Additional Interest Shortfall                                                 $0.00

 Deferred Interest Due                                                         $0.00
 Deferred Interest Paid                                                        $0.00
 Deferred Interest Shortfall                                                   $0.00

 Servicing Fees Due FMCC  1.00%                                          $800,000.00
 Servicing Fees Paid                                                     $800,000.00
 Servicing Fees Shortfall                                                      $0.00

 Deferred Servicing Fees Due FMCC                                              $0.00
 Deferred Servicing Fees Paid                                                  $0.00
 Deferred Servicing Fees Shortfall                                             $0.00

  Reserve Fund Required Amount                                         $3,360,000.00
 Reserve Fund Deposit (Draw) Amount                                            $0.00

 Current Investor Default Amount Due                                           $0.00
 Current Investor Default Amount Paid                                          $0.00
 Current Investor Default Amount Shortfall                                     $0.00

 Deferred Investor Default Amount Due                                          $0.00
 Deferred Investor Default Amount Paid                                         $0.00
 Deferred Investor Default Amount Shortfall                                    $0.00

 Asset Composition Premium                                                     $0.00
 Excess Servicing (Deficiency) Amount                                  $2,685,623.26





                      Ford Credit Auto Loan Master Trust

Ford Motor Credit Company     Asset Backed Certificates           10/02/00 05:08 pm
Investor Reporting System  v2.7     Monthly Statement                09/00 Activity
-----------------------------------------------------------------------------------

Subordination and Participation                                1996-2
                                                               -------------------
 Incremental Subordinated Amount                                               $0.00
 Available Subordinated Amount                                       $106,666,666.67
 Required Subordinated Amount                                        $106,666,666.67

Required Participation  4.00%                                        $38,400,000.00
Required Participation and Subordinated Amount                      $145,066,666.67

Subordinated Draw Amount                                                      $0.00
Reserve Fund Deposit                                                          $0.00

Reserve Fund Balance                                                  $3,360,000.00

Controlled Distribution Amount                                                $0.00
Principal Funding Account Balance                                             $0.00
Excess Funding Account Balance                                                $0.00
Principal Payment Amont                                                       $0.00
Pool Factor                                                          1.000000000000

Interest Funding Account Balance                                     $10,953,333.34
Interest Payment Date?                                                            N
Cum. Net Trust Swap Receipts not req. to be paid                        $305,866.66
Interest Payment Amount Due                                                   $0.00
Interest Payment Amount Paid                                                  $0.00
Interest Payment Amount Shortfall                                             $0.00

Distributions to Holders of Certificates                       1996-2
(per $1,000 denomination certificate)                          -------------------
 Total Amount Distributed                                                $0.00000000
 Total Amount Allocable to Principal                                     $0.00000000
 Total Amount Allocable to Interest                                      $0.00000000





                      Ford Credit Auto Loan Master Trust

Ford Motor Credit Company     Asset Backed Certificates           10/02/00 05:08 pm
Investor Reporting System  v2.7     Monthly Statement                09/00 Activity
-----------------------------------------------------------------------------------
 Series Allocations                                             1997-1
                                                                -------------------

 Certificates                                                        $750,000,000.00
  Current Floating Allocation Percentage                                 10.45584671%

 Total Adjusted Principal collections                                $360,068,546.93
 Principal Default Amounts                                                     $0.00
 Total Interest Collections                                            $7,001,789.00

 Source and Use of Funds                                        1997-1
                                                                -------------------
  Investor Interest Funding Account Balance                            $7,001,789.00
  Investment and Net Swap Proceeds                                       $339,036.47
  Reserve Fund Balance                                                 $2,625,000.00
 Total Investor Collections and Reserve Fund                           $9,965,825.47

  Certificates Outstanding                                           $750,000,000.00
  Certificate Rate                                                            6.8238%
  Days in Interest Period                                                         31
 Current Interest Due                                                  $4,407,005.21
 Net Trust Swap Receipts not req. to be paid                                   $0.00
 Prior months Swap Receipts payable this month                           $210,677.09
 Current Interest Paid                                                 $4,617,682.30
 Current Interest Shortfall                                                    $0.00

 Additional Interest Due                                                       $0.00
 Additional Interest Paid                                                      $0.00
 Additional Interest Shortfall                                                 $0.00

 Deferred Interest Due                                                         $0.00
 Deferred Interest Paid                                                        $0.00
 Deferred Interest Shortfall                                                   $0.00

 Servicing Fees Due FMCC  1.00%                                          $625,000.00
 Servicing Fees Paid                                                     $625,000.00
 Servicing Fees Shortfall                                                      $0.00

 Deferred Servicing Fees Due FMCC                                              $0.00
 Deferred Servicing Fees Paid                                                  $0.00
 Deferred Servicing Fees Shortfall                                             $0.00

  Reserve Fund Required Amount                                         $2,625,000.00
 Reserve Fund Deposit (Draw) Amount                                            $0.00

 Current Investor Default Amount Due                                           $0.00
 Current Investor Default Amount Paid                                          $0.00
 Current Investor Default Amount Shortfall                                     $0.00

 Deferred Investor Default Amount Due                                          $0.00
 Deferred Investor Default Amount Paid                                         $0.00
 Deferred Investor Default Amount Shortfall                                    $0.00

 Asset Composition Premium                                                     $0.00
 Excess Servicing (Deficiency) Amount                                  $2,098,143.17





                      Ford Credit Auto Loan Master Trust

Ford Motor Credit Company     Asset Backed Certificates           10/02/00 05:08 pm
Investor Reporting System  v2.7     Monthly Statement                09/00 Activity
-----------------------------------------------------------------------------------
Subordination and Participation                                1997-1
                                                               -------------------
 Incremental Subordinated Amount                                               $0.00
 Available Subordinated Amount                                        $83,333,333.33
 Required Subordinated Amount                                         $83,333,333.33

 Required Participation  4.00%                                        $30,000,000.00
 Required Participation and Subordinated Amount                      $113,333,333.33

 Subordinated Draw Amount                                                      $0.00
 Reserve Fund Deposit                                                          $0.00

 Reserve Fund Balance                                                  $2,625,000.00

 Controlled Distribution Amount                                                $0.00
 Principal Funding Account Balance                                             $0.00
 Excess Funding Account Balance                                                $0.00
 Principal Payment Amont                                                       $0.00
 Pool Factor                                                          1.000000000000

 Interest Funding Account Balance                                     $12,936,692.71
 Interest Payment Date?                                                            Y
 Cum. Net Trust Swap Receipts not req. to be paid                              $0.00
 Interest Payment Amount Due                                          $12,936,692.71
 Interest Payment Amount Paid                                         $12,936,692.71
 Interest Payment Amount Shortfall                                             $0.00

Distributions to Holders of Certificates                       1997-1
(per $1,000 denomination certificate)                          -------------------
 Total Amount Distributed                                               $17.24892361
 Total Amount Allocable to Principal                                     $0.00000000
 Total Amount Allocable to Interest                                     $17.24892361

